Dividend Reinvestment and Stock Purchase Plan	12 Months Ended
Dec. 31, 2011
Dividend Reinvestment and Stock Purchase Plan [Abstract]
Dividend Reinvestment and Stock Purchase Plan

17.        Dividend Reinvestment and Stock Purchase Plan

In March 2011, we established a Dividend Reinvestment and Stock Purchase Plan, or The Plan, to provide our common stockholders, as well as new investors, with a convenient and economical method to purchase our common stock and/or reinvest their distributions. The Plan authorizes up to 6,000,000 common shares to be issued.  Through December 31, 2011, we issued 59,605 shares and received net proceeds of approximately $1.9 million under The Plan.